     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2001



                                                      REGISTRATION NO. 333-53444

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                         POST-EFFECTIVE AMENDMENT NO. 1


                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                     AVIRON
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                                      77-0309686
       (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

                           297 NORTH BERNARDO AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 919-6500
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 C. BOYD CLARKE
          PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
                                     AVIRON
                           297 NORTH BERNARDO AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 919-6500
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                    COPY TO:
                            ALAN C. MENDELSON, ESQ.
                                LATHAM & WATKINS
                             135 COMMONWEALTH DRIVE
                          MENLO PARK, CALIFORNIA 94025
                                 (650) 463-4693


APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: Not applicable.


     If the only securities being registered on this Form are pursuant to dividend or interest reinvestment plans, check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is to be a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]



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


                    REMOVAL OF SECURITIES FROM REGISTRATION



     The Registration Statement (No. 333-53444) being amended hereby relates to the offer and sale of up to 200,000 shares of our common stock by the selling stockholders named therein. In accordance with Item 17(3) of the Registration Statement, we hereby remove from registration all of the above-referenced securities.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, County of Santa Clara, State of California, on April 30, 2001.


                                          AVIRON

                                          By:      /s/ C. BOYD CLARKE
                                            ------------------------------------
                                                       C. Boyd Clarke

                                                  Chairman, President and

                                                  Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM S-3 HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



             SIGNATURE                              TITLE                      DATE
             ---------                              -----                      ----

        /s/ C. BOYD CLARKE           President, Chief Executive Officer    April 30, 2001
-----------------------------------       and Chairman of the Board
          C. Boyd Clarke                (Principal Executive Officer)

         /s/ FRED KURLAND                 Senior Vice President and        April 30, 2001
-----------------------------------        Chief Financial Officer
           Fred Kurland                   (Principal Financial and
                                             Accounting Officer)

                 *                                Director                 April 30, 2001
-----------------------------------
   R. Gordon Douglas, Jr., M.D.

             SIGNATURE                              TITLE                      DATE
             ---------                              -----                      ----
                 *                                Director                 April 30, 2001
-----------------------------------
      Dennis M. Fenton, Ph.D.

                 *                                Director                 April 30, 2001
-----------------------------------
     Wayne T. Hockmeyer, Ph.D.

                 *                                Director                 April 30, 2001
-----------------------------------
         Alan C. Mendelson

                 *                                Director                 April 30, 2001
-----------------------------------
      J. Leighton Read, M.D.

                 *                                Director                 April 30, 2001
-----------------------------------
      Bernard Roizman, Sc.D.

      *By: /s/ C. BOYD CLARKE
-----------------------------------
          C. Boyd Clarke
         Attorney-in-fact


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